SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) : February 25, 1997

LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1996, which forms
Lehman Home Equity Loan Trust 1996-2, which will issue the
Lehman Home Equity Loan Trust 1996-2, Home Equity Loan
Asset-Backed Certificates, Series 1996-2).

                             LEHMAN ABS CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                       333-01451                 13-3447441
  (State or other jurisdiction   (Commission File           (IRS Employer
  of incorporation )                 Number)             Identification No.)


                          Three World Financial Center
                                200 Vesey Street
                            New York, New York          10022
              (Address of Principal Executive Offices)  (Zip Code)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
            This report consists of 4 consecutively numbered pages.


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Item 5.       Other Events.

               On   February   25,   1997   distributions   were   made  to  the
               Certificateholders. Specific information with respect to the distributions is filed as Exhibits 99.1 hereto.

               No other reportable transactions or matters have occurred during the current reporting period.


Item 7.       Financial Statements and Exhibits.

              (c)     The following exhibit is filed as part of this report:

                      Statement to Certificateholders on February 25, 1997 filed as Exhibit 99.1 hereto.



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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHASE MANHATTAN BANK
                                           (SUCCESSOR BY MERGER OF THE
                                           CHASE  MANHATTAN BANK, N.A.),
                                           AS TRUSTEE, FOR
                                           LEHMAN HOME EQUITY LOAN TRUST 1996-2

Date:  3/27/97                       By:       /s/ Ronald Feldman
                                                   Ronald Feldman
                                                   Vice President




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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                       Page


        99.1             Monthly Certificateholder Statement on          5
                         February 25, 1997.


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                                  Exhibit 99.1

              Monthly Certificateholder Statement on February 25, 1997


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                      Lehman Home Equity Loan Trust Page 1
                 Commercial Mortgage Pass-Through Certificates

                                  Series 1996-2

                       Monthly Certificate Holders Report

DIST. DATE: 2/25/97
REC. DATE: 5/31/97

                                                               PRINCIPAL      INTEREST
                   BEG. CERT.                                  CARRYOVER      CARRYOVER
CLASS   CUSIP       BALANCE        PRIN. DIST.    INT. DIST.   SHORTFALL      SHORTFALL   TOTAL DIST      END BALANCE

 A-1  525180AV7   30,891,287.42    2,087,810.06   173,506.06      0.00            0.00    2,261,316.12   28,803,477.36
 A-2  525180AW5   33,056,000.00            0.00   194,204.00      0.00            0.00      194,204.00   33,056,000.00
 A-3  525180AX3   17,085,000.00            0.00   105,927.00      0.00            0.00      105,927.00   17,085,000.00
 A-4  525180AY1   12,305,000.00            0.00    79,264.71      0.00            0.00       79,264.71   12,305,000.00
 A-5  525180AZ8   14,523,000.00            0.00    96,941.03      0.00            0.00       96,941.03   14,523,000.00
 B-IO    N/A     109,896,889.00            0.00         0.00      0.00    2,058,470.25            0.00  108,022,859.28
 R       N/A               0.00            0.00         0.00      0.00            0.00            0.00            0.00


   TOTAL:        107,860,287.42    2,087,810.06   649,842.80      0.00    2,058,470.25    2,737,652.86  105,772,477.36








CLASS    CUSIP      ACCR INT      APPR RED AMT  UNPAID INT   PRIN FACTOR     INT FACTOR  E. BAL FACTOR  CURR RATE   NEXT RATE

 A-1  525180AV7   173,506.06          0.00        0.00       46.25598325     3.84407258    638.14864764    6.74000   6.74000
 A-2  525180AW5   194,204.00          0.00        0.00        0.00000000     5.87500000  1,000.00000000    7.05000   7.05000
 A-3  525180AX3   105,927.00          0.00        0.00        0.00000000     6.20000000  1,000.00000000    7.44000   7.44000
 A-4  525180AY1    79,264.71          0.00        0.00        0.00000000     6.44166680  1,000.00000000    7.73000   7.73000
 A-5  525180AZ8    96,941.03          0.00        0.00        0.00000000     6.67500034  1,000.00000000    8.01000   8.01000
 R       N/A            0.00          0.00        0.00        0.00000000     0.00000000      0.00000000    0.00000   0.00000
 B-IO    N/A            0.00          0.00        0.00        0.00000000     0.00000000    883.34759109    2.32072   2.28927


   TOTAL:         649,842.80          0.00        0.00




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                          Lehman Home Equity Loan Trust                 Page 2
                  Commercial Mortgage Pass-Through Certificates

                                  Series 1996-2

                       Monthly Certificate Holders Report


DIST. DATE:  2/25/97
REC.  DATE:  1/31/97


Available Funds                                                    2,750,711.45

         Aggregate Collection Amounts(Exclude Payheads)            2,446,721.73
         (1) Principal Payment                                       339,773.78
         (2) Interest Amount                                         572,698.01
         (3) Principal Prepayment                                  1,510,415.06
         (4) Curtailment Amount                                       23,840.88
         (5) Repurchases                                                   0.00
         (6) Substitutions                                                 0.00
         (7) Payaheads                                                37,401.05

         Amount paid for Repurchases & Substi.(Seller)                     0.00
         Amount paid for Repurchases & Substi.(Servicer)                   0.00

         Amount of Monthly Advances                                  303,983.72

         Amount of Issued Payment                                          0.00
         Weighted Average Remaining Term to Maturity                     190.76

         Weighted Average Loan Rate                                   10.17084%

         Payments to the Certificate Insurer
         (1) Insurance Preminum                                       11,684.86
         (2) Reimburse. for Prior draws on Cert. Insur. Pol                0.00
         (3) Others                                                        0.00

         Servicing Compensation                                       45,310.01
         Pool Factor                                                 86.624198%
         O/C Amount                                                2,036,601.58
         O/C Reduction Amount                                              0.00
         Excess O/C Amount                                                 0.00
         Specified O/C Amount                                      2,690,337.22
         Excess Spread                                               213,780.34

         Amount of Excess Spread Distribution to Class A             213,780.34

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                          Lehman Home Equity Loan Trust                 Page 3
                  Commercial Mortgage Pass-Through Certificates

                                  Series 1996-2

                       Monthly Certificate Holders Report


 DIST. DATE:  2/25/97
 REC.  DATE:  1/31/97




Pool Beginning Balance(Mortgage Loans)                           109,896,889.00

         Pool Ending Balance(Mortgage Loans)                     108,022,859.28

         Number of Mortgage Loans                                          2047

         # of Loans Delinquent(30-59 days)                                   33

         Balance of Loans Delinquent(30-59 days)                   2,160,526.66

         # of Loans Delinquent(60-89 days)                                   11

         Balance of Loans Delinquent(60-89 days)                     584,911.54

         # of Loans Delinquent(90 or more days)                              11

         Balance of Loans Delinquent(90 or more days)                641,189.60

         # of Loans Delinquent(Become REO Properties)                         1

         Balance of Loans Delinquent(Become REO Properties)           19,366.51

         # of Loans Delinquent(In Foreclosure)                               18

         Balance of Loans Delinquent(In Foreclosure)                 864,191.58

         # of Loans Delinquent(In Bankruptcy)                                12

         Balance of Loans Delinquent(In Bankruptcy)                  632,819.65




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